SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 21, 1999

                             IKON Receivables, LLC.
             (Exact name of registrant as specified in its charter)




        DELAWARE                  File No. 0-20405             23-2990188
(State or other jurisdiction      (Commission File           (IRS Employer
     of incorporation)                Number)                Identification
                                                                  Number)


        1738 Bass Road, P.O. Box 9115 Macon, Georgia               31208
          (Address of principal executive offices)               (Zip Code)


                                 (912) 471-2300
               Registrant's telephone number, including area code:


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 4.  Change in Registrant's Certifying Accountants.

      1. On December 15, 1999, the Board of Directors of IKON Receivables, LLC (the "Company") approved the engagement of PricewaterhouseCoopers LLP ("PWC") as its independent auditors for the fiscal year ending September 30, 2000 to replace the firm of Ernst & Young LLP ("E&Y") who were dismissed as auditors of the Company effective December 28, 1999.

      2. The report of E&Y on the Company's financial statements for the period ended September 30, 1999 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The Company was organized on January 20, 1999.

      3. In connection with the audit of the Company's financial statements for the period ended September 30, 1999, and the subsequent interim period through December 28, 1999, (x) there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make a reference to the matter of the disagreements in connection with its reports in the financial statements for such years and (y) there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

      4. The Company has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated January 5, 2000 is filed as
Exhibit 16.1 to this Form 8-K/A.

      5. During the two most recent fiscal years, the Company has not consulted PWC regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company's financial statements, and in no case was a written report provided to the Company nor was oral advice provided that the Company concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue; or (3) any matter concerning a disagreement, as that term is defined in 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event with the former auditor (as described in Regulation S-K Item 304(a)(1)(v)).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  The following exhibits are furnished in accordance with the provisions of
     Item 601 of Regulation S-K:

     (16.1) Letter from Ernst & Young LLP dated January 5, 2000 pursuant to
            Item 304(a)(3).

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     IKON Receivables, LLC




                                     By: /s/ JACK QUINN
                                         ------------------
                                             Jack Quinn
                                             Treasurer




Dated: January 5, 2000